UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-23C-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23C-3

1.	Investment Company Act File Number: 811-24002

Date of Notification: September 19, 2025

2.	Exact name of investment company as specified in registration statement:

TCW PRIVATE ASSET INCOME FUND

3.	Address of principal executive office:

515 South Flower Street

Los Angeles, CA 90071

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Megan McClellan
Name:	Megan McClellan
Title:	President and Principal Executive Officer

TCW PRIVATE ASSET INCOME FUND

515 SOUTH FLOWER STREET

LOS ANGELES, CA 90071

SHAREHOLDER REPURCHASE OFFER NOTICE

September 19, 2025

Dear Shareholder:

This notice is to inform you of the upcoming quarterly repurchase offer by TCW Private Asset Income Fund (the “Fund”). If you have no need or desire to sell your shares, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures for this repurchase offer should you wish to do so. The Fund will not charge a repurchase fee on shares that are accepted for repurchase in this repurchase offer.

Any sale of shares to the Fund pursuant to this repurchase offer is a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time.

This repurchase offer period begins on September 19, 2025, and ends (unless suspended or postponed) on the repurchase request deadline at the close of the New York Stock Exchange (which is normally at 4:00 p.m. Eastern Time, but it may close earlier on certain days) on October 24, 2025. Shares accepted for repurchase will be repurchased at a price equal to the net asset value of such shares on the repurchase pricing date, on the terms and conditions described in the attached Repurchase Offer Statement and Repurchase Request Form.

If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

1.

If your shares are held at your financial adviser, broker, dealer or other financial intermediary, please ask your financial adviser, broker, dealer or other financial intermediary to submit a repurchase request for you. You may be charged a transaction fee for this service by your financial adviser, broker, dealer or other financial intermediary. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.

2.

If you have a direct account held with the Fund (and as a result receive statements directly from the Fund’s transfer agent), please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, US Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services, prior to the close of the New York Stock Exchange on October 24, 2025.

All repurchase requests must be received in good order prior to the close of the New York Stock Exchange on October 24, 2025.

If you have any questions, please refer to the Fund’s current Prospectus, which is available at https://www.tcw.com/Products/ Interval-Funds/TCW-Private-Asset-Income-Fund, and the attached Repurchase Offer Statement and Repurchase Request Form, which contain additional important information about the repurchase offer, or contact your broker, dealer or other financial intermediary.

Sincerely,

TCW PRIVATE ASSET INCOME FUND

TCW PRIVATE ASSET INCOME FUND

515 SOUTH FLOWER STREET

LOS ANGELES, CA 90071

REPURCHASE OFFER STATEMENT

September 19, 2025

1. The Offer. TCW Private Asset Income Fund (the “Fund”) is offering to repurchase its Class I, Class I-3 and Class A shares of beneficial interest (the “Shares”) in an amount of up to 5% of the aggregate number of Shares issued and outstanding (the “Repurchase Offer Amount”) as of the Repurchase Request Deadline (discussed below). Repurchases will be made at a price equal to the respective net asset value (“NAV”) of the applicable class of Shares as of the close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m. Eastern time) (“NYSE Close”) on the date the NAV of the Shares offered for repurchase is determined (“Repurchase Pricing Date”), upon the terms and conditions set forth herein, and in accordance with the Fund’s current Prospectus and Statement of Additional Information, which terms constitute the “Offer.” All classes of Shares are considered to be a single class for purposes of allocating repurchases under this Offer.

The purpose of the Offer is to provide some liquidity to shareholders, because Shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares. The Fund currently does not charge a processing fee for handling repurchase requests. However, if your Shares are held for you by your financial adviser, broker, dealer or other financial intermediary (“Authorized Intermediary”), or otherwise by a nominee, such Authorized Intermediary may charge a transaction fee for submitting a repurchase request for you.

2. Net Asset Value. The NAV per Share of each class of Shares as of the NYSE Close on September 15, 2025, was as follows:

Class I Shares:   $10.04

Class I-3 Shares: $10.02

Class A Shares:  $10.04

You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase each class of Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and the NAV on the Repurchase Pricing Date could be lower or higher than the NAV on the date you submit your repurchase request. Please call your Authorized Intermediary, or the Fund at 1-800-386-3829, or visit https://www.tcw.com/Products/Interval-Funds/TCW-Private-Asset-Income-Fund for the Fund’s most current NAV per Share of each class of Shares.

3. Repurchase Request Deadline. All repurchase requests from direct shareholders must be received in properly completed form by the Fund’s transfer agent, US Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services (the “Transfer Agent”), on or before the NYSE Close on October 24, 2025 (the “Repurchase Request Deadline”). If you hold your Shares through an Authorized Intermediary, you will need to ask your Authorized Intermediary to submit your repurchase request for you by the same deadline. Your Authorized Intermediary will tender your Shares to the Fund on your behalf. You should be sure to advise the Fund or your Authorized Intermediary of your intentions in a timely manner. The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in properly completed form to the Transfer Agent, or in the form requested by your Authorized Intermediary, by the Repurchase Request Deadline or your Authorized Intermediary fails to submit your request to the Transfer Agent, by the Repurchase Request Deadline, you will be unable to sell your Shares to the Fund until a subsequent repurchase offer, and you will have to resubmit your request for that offer. You may withdraw or change your repurchase request at any point before the Repurchase Request Deadline as described in paragraph 8 below. It is currently expected that the repurchase request deadline for the next quarterly repurchase offer after the Offer described herein will be on January 23, 2026.

4. Repurchase Pricing Date. The Fund anticipates that the Repurchase Pricing Date will be October 24, 2025, the same date as the Repurchase Request Deadline. In any event, the NAV per Share of each class of Shares for the Offer must be determined no later than fourteen days (or the next business day if the 14th day is not a business day) following the Repurchase Request Deadline. If the Fund elects to use a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the NAV per Share of each class of Shares will fluctuate between those dates.

5. Payment for Shares Repurchased. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more Shares than the Repurchase Offer Amount, the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to 2% of the Shares outstanding on the Repurchase Request Deadline.

7. Pro Rata Repurchase. If the Fund determines not to repurchase additional Shares beyond the Repurchase Offer Amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. The Fund may, however, in its discretion, alter this pro rata allocation in two situations: (a) accepting all Shares tendered by persons who own, beneficially or of record, an aggregate of not more than a specified number which is less than one hundred Shares and who tender all of their Shares, before prorating Shares tendered by others, or (b) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all or at least a minimum amount of Shares or no Shares accepted, if the Fund first accepts all Shares tendered by shareholders who do not so elect. If proration is necessary, the Fund will inform your Authorized Intermediary of the proration on the business day following the Repurchase Request Deadline. The number of Shares each shareholder asked to have repurchased will, as a general rule, be reduced by the same percentage. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and submit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in this repurchase offer or in any subsequent repurchase offer, and the NAV of your Shares is likely to fluctuate between repurchase offers. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration. There is no assurance that you will be able to sell as many of your Shares as or when you desire to sell.

8. Modification or Withdrawal of Shares to be Repurchased. If your Shares are held at your Authorized Intermediary, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior the Repurchase Request Deadline by submitting notice to your Authorized Intermediary. In the event you decide to modify or withdraw your tender, you should provide your Authorized Intermediary with sufficient notice prior the Repurchase Request Deadline. If you have a direct account held with the Fund, repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to the Repurchase Request Deadline by submitting notice to the Transfer Agent at the address indicated in the enclosed Repurchase Request Form.

9. Repurchase Fees. The Fund will not charge a repurchase fee on Shares that are accepted for repurchase in this Offer. The Fund is, however, permitted to charge a repurchase fee of up to 2.00%, and may choose to introduce, or modify the amount of, a repurchase fee for subsequent repurchase offers at any time. Additionally, if your Shares are held at your Authorized Intermediary, such Authorized Intermediary may charge transaction or other fees in connection with your repurchase request.

10. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940. The limited circumstances include the following: (A) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (see “Certain U.S. Federal Income Tax Consequences” below); (B) for any period during which the New York Stock Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (C) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (D) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. You will be notified if the Fund suspends or postpones the Offer.

11. Certain U.S. Federal Income Tax Consequences. The following discussion is a general summary of the U.S. federal income tax consequences of the purchase of Shares by the Fund from shareholders pursuant to the Offer. This summary is based on U.S. federal income tax law as of the date the Offer begins, including the Code, applicable Treasury regulations, Internal Revenue Service (“IRS”) rulings, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly with retroactive effect. There can be no assurance that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to an investment in Shares of the Fund. There may be other tax considerations applicable to particular shareholders. For example, except as otherwise specifically noted herein, the Fund has not described tax consequences that the Fund has assumed to be generally known by investors or certain tax considerations that may be relevant to certain types of holders subject to special treatment under the U.S. federal income tax laws, including shareholders subject to the U.S. federal alternative minimum tax, insurance companies, tax-exempt organizations, pension plans and trusts, regulated investment companies, real estate investment trusts, dealers in securities, shareholders holding Shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), financial institutions, shareholders holding Shares as part of a hedge, straddle, or conversion transaction, shareholders that are treated as partnerships for U.S. federal income tax purposes, U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar, entities that are not organized under the laws of the United States or a political subdivision thereof, and persons who are neither citizens nor residents of the United States. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. This summary assumes that investors hold Shares as capital assets (within the meaning of the Code). Shareholders should review the tax information in the Fund’s Prospectus and Statement of Additional Information (each of which is based on the Code, U.S. Treasury regulations, and other applicable authority as of the date of such document), and should also consult their own tax advisers regarding their particular situation and the potential tax consequences to them of a purchase of their Shares by the Fund pursuant to the Offer, including potential state, local and non-U.S. taxation, and any applicable transfer taxes.

As used herein, the term “U.S. Shareholder” refers to a shareholder who is (i) an individual citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of the source of such income, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons (as defined in the Code) have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. The term “Non-U.S. Shareholder” refers to a shareholder who is an individual, corporation, estate or trust and is not a U.S. Shareholder. Except for the discussion under “Non-U.S. Shareholders” and “FATCA”, the following discussion is limited to U.S. Shareholders.

Sale or Exchange. For U.S. federal income tax purposes, a shareholder whose Shares are purchased pursuant to the Offer generally will be treated as having sold such Shares and, other than a shareholder exempt from tax or investing through a tax-advantaged arrangement, will recognize gain or loss on such sale, if, after the application of certain constructive ownership rules, (i) such shareholder tenders, and the Fund repurchases, all of such shareholder’s Shares, or such shareholder meets certain numerical safe harbors with respect to percentage voting interest and reduction in ownership of the Fund following the completion of the Offer, or (ii) the repurchase otherwise is treated as a distribution that is “not essentially equivalent to a dividend” under the relevant rules of the Code. For this purpose, a redemption is “not essentially equivalent to a dividend” if it results in a “meaningful reduction” of a shareholder’s percentage interest in the Fund. Whether a reduction is “meaningful” depends on a shareholder’s particular facts and circumstances. If a shareholder tenders, or the Fund repurchases, fewer than all of the Shares that such shareholder owns or is considered to own, the repurchase may not qualify as a sale or an exchange. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset, which capital gain or loss will be treated as long-term if such Shares have been held for more than one year or as short-term if such Shares have been held for one year or less.

If a purchase of Shares pursuant to the Offer does not qualify for sale or exchange treatment, the proceeds received by such shareholder will be treated as a distribution from the Fund that will be taxable as a dividend to the extent of the Fund’s earnings and profits allocable to such distribution. Any excess will be treated as a return of capital reducing the shareholder’s basis in the Shares held (or deemed held) after the Offer, and thereafter as a taxable capital gain. In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a further risk that shareholders whose percentage ownership of the Fund increases as a result of the Offer, including shareholders who do not tender any Shares pursuant to the Offer, will be deemed to have received a constructive distribution in an amount determined by the increase of their percentage ownership of the Fund as a result of the Offer. Any such constructive distribution will be treated as a dividend to the extent of the Fund’s current or accumulated earnings and profits allocable to the distribution. Such treatment will not apply, however, if the repurchase is treated as an “isolated redemption” within the meaning of the Treasury regulations.

Under the “wash sale” rules under the Code, provided the purchase of Shares pursuant to the Offer is treated as a sale or exchange (and not a distribution as described above), loss recognized on Shares repurchased pursuant to the Offer will ordinarily be disallowed to the extent the shareholder acquires other shares of the Fund or substantially identical stock or securities within 30 days before or after such purchase. In that event, the basis and holding period of the shares acquired will be adjusted to reflect the disallowed loss.

Use of the Fund’s cash to purchase Shares may adversely affect the Fund’s ability to satisfy the distribution requirements for treatment as a regulated investment company. The Fund may also recognize income in connection with the sale of portfolio securities to fund such purchases, in which case the Fund would take any such income into account in determining whether such distribution requirements have been satisfied.

Non-U.S. Shareholders. Generally, if a Non-U.S. Shareholder’s sale of Shares pursuant to the Offer is respected as a sale or exchange for U.S. federal income tax purposes pursuant to the Code (as discussed above), any gain realized by the Non-U.S. Shareholder will not be subject to U.S. federal income tax or to any U.S. tax withholding, provided that such gain is not effectively connected with a trade or business carried on in the United States by the Non-U.S. Shareholder. If, however, all or a portion of the proceeds received by a tendering Non-U.S. Shareholder is treated for U.S. federal income tax purposes as a distribution by the Fund that is a dividend, or if a Non-U.S. Shareholder is otherwise treated as receiving a deemed distribution that is a dividend by reason of the shareholder’s increase in its percentage ownership of the Fund resulting from other shareholders’ sale of Shares pursuant to the Offer, and, as discussed in greater detail in the Fund’s current Prospectus, absent a statutory exemption, the dividend received or deemed received by the Non-U.S. Shareholder will be subject to a U.S. withholding tax of 30% (or a lower treaty rate). If any gain or dividend income realized in connection with the tender of Shares by a Non-U.S. Shareholder is effectively connected with a trade or business carried on in the United States by the Non-U.S. Shareholder, such gain or dividend will generally be taxed at the regular rates applicable to U.S. Shareholders. In addition, if the Non-U.S. Shareholder is a non-U.S. corporation, it may be subject to a branch profits tax of 30% (or a lower treaty rate) on its effectively connected income. In order to qualify for an exemption from withholding for effectively connected income or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. Shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8ECI, W-8BEN or W-8BEN-E, as applicable, or any substitute form). Because an applicable withholding agent may not be able to determine if a particular Non-U.S. Shareholder qualifies for sale or exchange treatment, such agent may withhold U.S. federal income tax equal to 30% of the gross payments payable to a Non-U.S. Shareholder unless the agent determines that an exemption or a reduced rate of withholding is available as discussed above.

FATCA. Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our Common Shares to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable “intergovernmental agreement.” If payment of this withholding tax is made, Non-U.S. Shareholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. Shareholders should consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.

12. Requests for Repurchase in Proper Form. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding on all parties. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund’s interpretations of the terms and conditions of the Offer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund and its affiliates (including TCW Asset Backed Finance Management Company LLC and other funds for which TCW Asset Backed Finance Management Company LLC or its affiliates serves as investment adviser), directors/trustees, and officers will not be liable for any loss, liability, cost, or expense due to unauthorized or fraudulent instructions, provided reasonable procedures were employed to confirm that the instructions received were genuine, and will not be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

* * *

None of the Fund, its Board of Trustees, TCW Asset Backed Finance Management Company LLC, TCW Funds Distributors LLC, or any affiliates of the foregoing, make any recommendation to any shareholder as to whether to tender or refrain from tendering Shares or any particular amount of Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund’s current Prospectus or Statement of Additional Information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund or its affiliates.

For the Fund’s most recent NAV per Share and other information, or for a copy of the Fund’s current Prospectus, contact your Authorized Intermediary, or call the Fund at 1-800-386-3829, or visit https://www.tcw.com/Products/Interval-Funds/TCW-Private-Asset-Income-Fund.

Date: September 19, 2025

REPURCHASE REQUEST FORM

TCW PRIVATE ASSET INCOME FUND

TCW Private Asset Income Fund (the “Fund”) offers a Share Repurchase Program to provide limited liquidity to its shareholders. Because the Fund does not trade on an exchange and no secondary market is expected to develop, shareholders will not be able to sell their Shares except through the Fund’s repurchase offers. Participation in these repurchase offers is entirely voluntary. Capitalized terms not defined herein have the meaning assigned to them in the Repurchase Offer Statement provided with this form.

To sell your Shares, please complete the following Repurchase Request Form and submit it to the Fund’s transfer agent prior to the close of the New York Stock Exchange (normally at 1 PM Pacific Time) on the Repurchase Request Deadline.

Shares will be repurchased at the Fund’s Net Asset Value (NAV) as determined on the Repurchase Pricing Date. Payment for repurchased Shares will be distributed within seven calendar days of the Repurchase Pricing Date. If total requests exceed the amount available for repurchase (5% of the outstanding shares of the Fund as of the Repurchase Request Deadline), the Fund will repurchase Shares on a pro-rata basis, meaning the Fund may not repurchase the full amount requested. However, shareholders with fewer than 100 shares who request a full repurchase may be prioritized before pro-rata distribution is applied.

Please see the schedule on TCW’s website (www.tcw.com) for information on all dates relevant to repurchases of Shares.

Instructions: This form must be completed and received by U.S. Bank Global Fund Services as transfer agent for the Fund by Friday, October 24, 2025, at 1:00 p.m. Pacific Time to be included in the current repurchase period. If you do not wish to sell your Shares at this time, no action is required.

1. Account Information

Account Holder Name(s):

Joint Account Holder (if applicable):

Fund / Account Number:

Financial Advisor / Broker Name:

Broker/Dealer Account Number:

Contact Email:

Phone Number:

1. Repurchase Request Details

I hereby request the repurchase of Shares as indicated below. I understand that this quarterly repurchase offer is limited to the percent of the Fund’s outstanding Shares identified in the Repurchase Offer Notice provided with this form.

    ☐ Class A    ☐ Class I    ☐ Class I-3

    Full Repurchase: ☐ Yes ☐ No

    Partial Repurchase: ☐ Yes ☐ No

    Number of Shares:       or

    Dollar Amount: $

Note: If the repurchase offer is oversubscribed, the Fund may repurchase Shares on a pro-rata basis.

2. Payment and Delivery Instructions

Please select the method by which you would like to receive your repurchase proceeds:

☐ Check mailed to the address of record

☐ Wire Transfer to the bank instructions on file

Note: If payment is to be sent to an alternate address or account, a Medallion Signature Guarantee may be required.

3. Tax Withholding Election (For Retirement Accounts Only)

Federal and state tax withholding may apply to repurchases from retirement accounts. If you do not make an election, the default withholding rate will apply.

Federal Tax Withholding:	☐ Do Not Withhold ☐ Withhold at %

State Tax Withholding:	☐ Do Not Withhold ☐ Withhold at %

4. Representations of Investor and Signature(s):

Representations of Investor: The undersigned hereby represents and warrants that: (a) when and to the extent the Fund accepts the Shares for repurchase, the Fund will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim; (b) on request, the undersigned will execute and deliver any additional documents the Fund or its principal underwriter deems necessary or desirable to complete the assignment, transfer and repurchase of the Share tendered hereby; and (c) the undersigned has read and agrees to all of the terms of the repurchase offer (as set forth in the Repurchase Offer Notice).

The undersigned understands that acceptance of Shares by the Fund for repurchase will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the repurchase offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the repurchase offer, this tender is irrevocable.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Primary Account Holder Signature:

Date:

Joint Account Holder Signature (if applicable):

Date:

PLEASE NOTE:

1.	A REPURCHASE REQUEST THAT DOES NOT SPECIFY ALL OR A NUMBER OF SHARES WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for non-U.S. shareholders) has been previously submitted.

Submission Instructions: Submit the completed form via one of the following methods:

Email: brokerdealer@usbank.com

Fax: 866-350-5098

Mailing:

Via Regular Mail	Overnight Delivery
TCW Private Asset Income Fund	TCW Private Asset Income Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
PO Box 219252	801 Pennsylvania Ave, Suite 219252
Kansas City, MO 64121-9252	Kansas City, MO 64105-1307

For assistance, please contact 800-386-3829 or your financial professional.